Exhibit 99.1

News release

Hyzon Motors Announces Receipt of Notice from Nasdaq Regarding Late Filing of Quarterly Report on Form 10-Q

ROCHESTER, N.Y. – August 17, 2022 – Hyzon Motors Inc. (NASDAQ: HYZN), today announced that it has received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company has not yet filed its second quarter report on Form 10-Q for the quarter ended June 30, 2022 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c) (1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”).

The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market. Nasdaq indicated that the Company must submit a plan within 60 calendar days from August 16, 2022, or no later than October 14, 2022, addressing how it intends to regain compliance with Nasdaq’s listing rules. If Nasdaq accepts the Company’s plan, it may grant the Company an extension of up to 180 calendar days from the Form 10-Q original filing due date, or until February 13, 2023, to regain compliance. The Company previously discussed the circumstances behind the late filing of the Form 10-Q in the Notification of Late Filing on Form 12b-25 (the “Notification”), filed with the SEC on August 16, 2022. The Company’s management is working diligently to complete the Form 10-Q and intends to file the Form 10-Q as soon as practicable, but does not expect to do so within the timeframe specified by Rule 12b-25 for the reasons discussed in the Notification.

About Hyzon

Hyzon is a global leader in fuel cell electric mobility, with US operations in the Rochester, Chicago and Detroit areas, and international operations in the Netherlands, China, Australia, and Germany. Hyzon is an energy transition accelerator and technology innovator, providing end-to-end solutions in the transport sector with a focus on commercial vehicles and hydrogen supply infrastructure. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe and around the world to mitigate emissions from diesel transportation, which is one of the single largest sources of carbon emissions globally. The Company is contributing to the escalating adoption of fuel cell electric vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Accelerating the
Energy Transition	hyzonmotors.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2022, our Amended Registration Statement on Form S-1 filed with the SEC on April 6, 2021, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations.

Media contacts
Hyzon Motors
hyzon@kivvit.com

For investors:
Darla Rivera
Hyzon Motors Inc
IR@hyzonmotors.com

Accelerating the
Energy Transition	hyzonmotors.com